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                                  EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Gateway Financial Holdings, Inc. and Subsidiaries:


         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                /s/ DIXON HUGHES PLLC
                                       ----------------------------------------
                                                    DIXON HUGHES PLLC


Sanford, North Carolina
September 16, 2004